EXHIBIT 23.02
                                                                   -------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.



                                       /s/ ARTHUR ANDERSEN LLP
                                       ----------------------------------
                                       ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
November 2, 1998